[1ST BERGEN BANCORP LOGO]



     WOOD-RIDGE, NEW JERSEY, FEBRUARY 9, 1998 - 1st Bergen Bancorp (NASDAQ/NMS:FBER), the holding company for South Bergen Savings Bank, announced net income for the fourth quarter ended December 31, 1997, of $553,000 compared to $462,000 for the same period last year and an increase of 12.9% over the $490,000 earned for the prior quarter. The $91,000 increase in earnings over the prior year is primarily attributable to decreases in the provision for loan losses and tax expense of $50,000 and $101,000, respectively, partially offset by a $38,000 decrease in net interest income.

     For the quarter ended December 31, 1997, the Company earned $0.22 cents and $0.21 cents per share on a basic and dilued basis, respectively, compared to $0.19 cents per share on a basic and diluted basis for the prior quarter and $0.16 cents per share for the same period last year.

     Net interest income before provision for loan losses was $2.2 million for the three months ended December 31, 1997, as compared to $2.3 million for the same period last year. For the quarter ended December 31, 1997, the provision for loan losses was $75,000 compared to $125,000 for the same period last year. Non-interest income and non-interest expense totalled $85,000 and $1.5 million, respectively, for the three months ended December 31, 1997, as compared to $57,000 and $1.5 million, respectively, for the same period in the prior year.

     Total assets at December 31, 1997, were $290.4 million versus $247.1 million at December 31, 1996, an increase of 17.5%. This increase is primarily attributable to


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Management's decision to begin a leverage program in April 1997 using low cost
Federal Home Loan Bank borrowings to fund the purchase of higher yielding Mortgage Backed Securities and investment securities. Net loans totalled $127.8 million at December 31, 1997, compared to $123.8 million at December 31, 1996, an increase of $4.0 million, or 3.23%.

     The ratio of non-performing loans to total assets was .71% at December 31, 1997, as compared to .62% at December 31, 1996, and .77% at September 30, 1997. The ratio of non-performing assets to total assets was .74% at December 31, 1997, as compared to .83% at December 31, 1996, and .84% at September 30, 1997.

     Real estate owned totalled $118,000 at December 31, 1997, compared to $537,000 at December 31, 1996, and $209,000 at September 30, 1997.

     South Bergen Savings Bank operates a traditional retail banking business from its main office in Wood-Ridge, New Jersey, and branch offices in Bergen, Morris and Passaic counties.


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1ST BERGEN BANCORP
CONSOLIDATED STATEMENTS OF INCOME FOR THREE MONTHS ENDED

                                                 12/31/97          12/31/96
                                                 --------          --------
Interest Income:
  Loans                                          2,516,043         2,590,791
  MBS's - HTM                                      913,329           841,566
  MBS's - AFS                                      175,923            44,186
  Investments - HTM                                897,485           642,116
  Securities - AFS                                 497,744           304,157
  FHLB Stock                                        18,593            24,710
  FHLB Deposits                                     75,550            47,593
                                                 ---------         ---------
TOTAL INTEREST INCOME                            5,094,667         4,495,119

Interest Expense:
  Deposits                                       2,432,687         2,219,596
  Advances from FHLB                               424,080                 0
                                                 ---------         ---------
TOTAL INTEREST EXPENSE                           2,856,767         2,219,596

Net Interest Income before Provision
  for Loan Losses                                2,237,900         2,275,523

Provision for Loan Losses                           75,000           125,000
                                                 ---------         ---------

NET INTEREST INCOME AFTER PROVISION              2,162,900         2,150,523

Non-Interest Income:
  Loan Fees and Service Charges                     49,165            47,098
  Annuity Commissions                                2,250             5,800
  Other                                             33,689             4,143
                                                 ---------         ---------

TOTAL NON-INTEREST INCOME                           85,104            57,041

Non-Interest Expense:
  Compensation and Employee Benefits               851,878           686,426
  Commission Expense                                     0               860
  Occupancy                                         76,067            69,900
  Equipment                                        122,387           106,575
  Advertising                                       62,626            54,913
  Federal Insurance Premiums                        35,151            97,821
  Net Loss from REO                                 43,957            50,277
  Insurance and Bond Premium                        26,638            27,798
  Other Expenses                                   299,427           372,805
                                                 ---------         ---------
TOTAL NON-INTEREST EXPENSE                       1,518,131         1,467,375

Income before Taxes                                729,873           740,189

Federal and State Tax Expense                      176,829           278,107
                                                 ---------         ---------
NET INCOME                                         553,044           462,082
                                                 =========         =========



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1ST BERGEN BANCORP
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                       12/31/97        12/31/96
                                                       --------        --------
ASSETS:
  Cash and Due from Banks                              3,199,133       5,230,770
  Interest-Bearing Deposits in Other Banks                     0       2,500,000
                                                     -----------     -----------
Total Cash and Cash Equivalents                        3,199,133       7,730,770

  Investment Securities Held to Maturity              46,903,262      33,135,851
  MBS Securities Held to Maturity                     52,457,620      51,768,925
  Securities Available for Sale                       41,090,336      19,596,895
  MBS Securities Available for Sale                   10,444,559       2,824,044
  Loans Receivable                                   127,817,620     123,824,912
  Premises and Equipment                               3,018,603       2,699,113
  Real Estate Owned                                      117,500         536,700
  FHLB Stock                                           1,627,100       1,487,200
  Accrued Interest and Dividends Receivable            2,094,060       1,466,434
  Deferred Income Taxes                                1,276,895       1,817,037
  Other Assets                                           388,481         184,704
                                                     -----------     -----------
TOTAL ASSETS                                         290,435,169     247,072,585
                                                     ===========     ===========
LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES:
  Deposits                                           217,426,098     204,154,213
  Borrowing                                           31,334,000               0
  Escrow                                                 986,166         932,117
  Accrued Income Taxes                                   596,948         591,679
  Other Liabilities                                      822,265         159,993
                                                     -----------     -----------
TOTAL LIABILITIES                                    251,165,477     205,838,002

TOTAL STOCKHOLDERS' EQUITY                            39,269,692      41,234,583
                                                     -----------     -----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             290,435,169     247,072,585
                                                     ===========     ===========